UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05550

The Alger Portfolios
Alger Balanced Portfolio

(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices)   (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report that is required to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form  N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ALGER BALANCED PORTFOLIO

Shareholders’ Letter (Unaudited)	December 31, 2022

Dear Shareholders,

Charting through a Sea of Doubt
“Uncertainty is an uncomfortable position. But certainty is an absurd one.” – Voltaire.

2022 was a year of global economic worry,  as global market declines were driven by  higher interest rates in response to elevated inflation, which pulled down valuations and expectations of future economic activity. At the beginning of the year, Russia’s invasion of Ukraine resulted in major supply chain disruptions and surging commodity prices, notably within energy and agriculture, sparking worries of an economic fallout in Europe. Moreover, central banks around the world made it clear that financial conditions would tighten, driven by expectations of an aggressive interest rate hiking cycle. China was also a significant influence on market uncertainty, where the country’s stringent approach to COVID-19 led to widespread lockdowns. However, Chinese officials reversed their approach by the fall, which improved market sentiment towards the end of the year.

While U.S. stocks rebounded in July after reaching lows in June, major indexes fell in August after Federal Reserve (“Fed”) chair, Jerome Powell, gave a speech arguing that restoring price stability will require a restrictive policy for some time and may bring pain to households and businesses. Towards  the end of  the fourth quarter, optimism around the possibility  of a peak in the Fed’s tightening cycle was supported by favorable inflation data, as core Consumer Price Index (“CPI”) readings for October and November came in lower than expected. However, this uptick in sentiment quickly reversed after Mr. Powell reiterated  the Fed’s “higher-for-longer” approach and projected a terminal rate above 5.00%, raising concerns about the sustainability of a rebound in stocks. Persistent inflation in services, particularly wages, remained a key concern for the Fed, and the inverted yield curve fueled fears of a policy error or economic downturn.

Among non-U.S. equities, emerging markets significantly underperformed, with the MSCI Emerging Markets Index declining 19.74% during the 2022 reporting period. Within the MSCI Emerging Markets Index, the Utilities sector declined the least, as investors focused on companies that they perceived as having recession resistant fundamentals that provide a relatively high return of cash to shareholders. Information Technology and Communication Services were among the worst performing sectors. The selloff also included developed markets with the MSCI EAFE Index declining 14.01%, where strong positive performance from the Energy sector was unable to offset the negative performance within Consumer Discretionary and Information Technology. From a broader perspective, the MSCI ACWI Index declined 17.96%. While the Energy sector exhibited strong performance, it was unable to counteract the negative performance from the Consumer Discretionary and Communication Services sectors.

Facing a Weakening Economy
The Conference Board’s Index of  Leading Economic Indicators (“LEI”) – a composite of economic information from areas like housing, building permits and durable goods orders – has historically proven to be a strong predictor of recessions, particularly when the index moves into negative territory. The LEI falling into negative territory in August 2022, in conjunction with the -4.5% year-over-year decline as of November 2022, collectively served as an indication that the U.S. economy may be approaching a recession in the next few months.

Further, over the past thirteen tightening cycles, the United States has only experienced three soft landings (i.e., a cyclical slowdown in economic growth that avoids a recession). Among those soft landings (1984, 1994-1995 and 2020), all three experienced approximately 300 basis points of rate hikes. As of December 31, 2022, the Fed has increased rates by approximately 425 basis points since it began its hiking cycle in March 2022. If history is any guide, we find it unlikely that the Fed can successfully achieve a soft landing, given the Fed has now hiked well above the approximate “soft landing” rate increase of 300 basis points. In fact, we’re already seeing signs of deterioration in rate sensitive areas like housing and consumer durables.

As a result of the foregoing, our current expectation is that the United States will enter – or perhaps has already entered – a recession. As of the writing of this letter, the Fed has continued to tighten financial conditions via its interest rate increases and the roll-off of debt from its balance sheet. Further, the broader money supply growth is decelerating and appears to be heading into its first outright contraction since 1938, which is likely to slow economic activity all on its own.

What Has Happened
Typically, we tend to see two phases when entering a recession, where companies in phase one experience valuation compression, followed by slower earnings growth in phase two.

Phase One
Higher interest rates lead to compressed valuations of long duration assets. As in the bond market, where interest rate changes impact long-term bonds more than short- term notes, long duration stocks, having more of their cashflows further into the future, are impacted more by rising rates. The best example of this would be small- cap growth stocks, which are generally perceived as long duration assets. However, we believe that long duration, small-cap growth stock valuations may have reached a floor, at least on a relative basis, as of this writing.

Phase Two
Corporate earnings tend to decline during recessions, although consensus expectations for the S&P 500 Index show earnings growth in 2023, as of this writing. That means that there may be a period of downward earnings revisions as we move into the new year. While the Treasury bond market appears to have priced in a recession, it remains to be seen whether equities will agree.

Not All Stocks Are Equal
In 2020, at the height of the pandemic, value stocks saw earnings decline while growth stocks as a group held up better, and small-cap growth stocks actually posted earnings increases. This is because small growth fundamentals, in general, tend to hold up better in a recession. Fortunately, over the last three recessions, growth stock earnings have declined less than half as much as value stock earnings. There are, in our view, three reasons for this trend:

•
Growth stocks tend to have better balance sheets and less leverage, resulting in lower interest expenses. Having less interest expense means that a negative change to the topline (i.e., sales) may be less magnified on the bottom line. So, better balance sheets and lower interest expenses help companies when revenues are not growing.

•
Growth stocks tend to have higher operating leverage, where higher margins generally help a company’s fundamental resiliency (i.e., companies with low variable costs tend to experience margin stability during periods of economic stress).

•
Growth stock fundamentals tend to be driven by market share gains, whereas value stock fundamentals tend to be more closely tied to the performance of the overall economy. For example, if a company is gaining market share, even in a stagnant or contracting market, it can post earnings-per-share (“EPS”). We have observed this in many sectors of the economy. Historically, inno- vative companies have shown growth during recessions. We saw it with per- sonal computers in the early 1990s and smartphones and online advertising during the global financial crisis of 2008-2009, and with the continued steady growth of software during the COVID-19 crash of 2020.

During 2022, long duration stocks have dramatically underperformed the broader stock market, while companies with higher dividends and share repurchases have held up better. Unfortunately, this explains why some of the Alger strategies, which are comprised of higher growth, longer duration companies, have underperformed in 2022. Moreover, strategies tied to smaller growth companies with longer durations have seen relative valuation multiples drop to their lowest levels in nearly a quarter century. While it is certainly frustrating for shareholders to see performance fall to such levels, we believe that this may create a favorable opportunity going forward. The last time that small-cap growth traded this cheaply was in 2001, and these stocks went on to outperform the S&P 500 Index by more than 20% over the following two years.

Going Forward
We continue to believe that unprecedented levels of innovation are creating compelling investment opportunities - corporations are digitizing their operations, cloud computing growth continues to support future innovation, and artificial intelligence, which is gaining momentum in how we work and live, is helping us all to become more productive. In the Healthcare sector, we believe that advances in surgical technologies and innovations within biotechnology offer attractive opportunities ahead. As such, we intend to continue to focus on conducting in-depth fundamental research as we seek leaders of innovation rather than taking short-term bets on market sentiment. We believe doing so is the best strategy for helping our valued shareholders reach their investment goals.

Portfolio Matters
Alger Balanced Portfolio
The Alger Balanced Portfolio returned -11.31% during the fiscal year ended December 31, 2022. The equity portion of the Portfolio outperformed the -18.11% return of the S&P 500 Index and the fixed income portion of the Portfolio outperformed the -13.58% return of the Bloomberg U.S. Government/Credit Bond Index. Regarding the equity portion of the Portfolio, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Financials and the largest sector underweight was Information Technology.

Contributors to Performance
The Information Technology and Consumer Discretionary sectors provided the largest contributions to relative performance of the equity portion of the Portfolio. Regarding individual positions, Chevron Corporation; Exxon Mobil Corporation; AbbVie, Inc.; Eli Lilly and Company; and Merck & Co., Inc. were among the top contributors to absolute performance.

Eli Lilly is a global pharmaceutical company with core franchises in diabetes, obesity, neurology, and oncology. We believe the company offers exposure to innovative therapeutics in obesity and diabetes via the launch of Mounjaro, as well as in Alzheimer’s via Donanemab which was filed in November for accelerated Phase 3 approval in mid-2023. Shares contributed to performance during the period, as the company reported better-than-expected fiscal third quarter results, noting a slight beat on revenues and EPS. Moreover, the company cited continual strength in Mounjaro prescriptions. We remain constructive on the company’s innovation driven growth prospects and note that diabetes, obesity, and Alzheimer’s are amongst the largest addressable disease state markets in the healthcare economy.

Detractors from Performance
The Financials and Real Estate sectors were the largest detractors from relative performance of the equity portion of the Portfolio. Regarding individual positions, Microsoft Corporation; Apple Inc.; Alphabet Inc.; and Amazon.com, Inc. were among the top detractors from absolute performance.

Microsoft’s enterprise cloud product, Azure, is rapidly growing and accruing market share. This high unit volume growth is a primary driver of  the company’s higher share price,   but Microsoft’s operating execution has enabled notable margin expansion. Additionally, investors appreciate Microsoft’s strong free cash flow generation and its return of cash to shareholders in the form of dividends and share repurchases. Microsoft’s shares detracted from performance during the period because the company missed analysts’ estimates. However, Microsoft has shown that despite consumer, advertising, and small and medium sized business weakness, the company’s main business, the digitization of corporate America, continues to grow. We believe the secular forces of cloud adoption (Azure and Office 365) remain resilient, and the company’s commercial bookings growth attests to the continued demand for digital transformation.

At the end of the reporting period, the fixed income portion of the Portfolio consisted of 24 corporate bonds and represented 30.7% of non-cash Portfolio assets. The Bloomberg U.S. Corporate Bond Index entered the year with yields at 12-month highs and 50 basis points above the 5-year lows reached in late 2020. Spreads were just below 12-month highs and modestly above the 5-year lows of mid-2021. Yields increased sharply through most  of 2022, driven by accelerating inflation and the resulting aggressive moves by the Fed to increase the Federal Funds rate. Yields fell back modestly late in the year as inflation data began to decelerate and the Fed signaled a slowdown in the pace of rate hikes, but still above levels from the prior 10-years. Spreads also widened through much of the year reflecting a more uncertain economic and credit outlook with the impact of elevated short term interest rates and the tightening of financial conditions. Accordingly, total returns for corporate bonds were considerably negative for the year.

I thank you for putting your trust in Alger.
Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Balanced Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective prospectus for the Portfolio. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of  the Portfolio’s management in this report are as of  the date  of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is  no guarantee that such information is accurate. Any securities mentioned, whether owned in the Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Portfolio. Please refer to the Schedule of Investments for the Portfolio which is included in this report for  a complete list of Portfolio holdings as of December 31, 2022. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the 12-month fiscal period.

Risk Disclosure
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. The risks of investing in fixed-income securities include sensitivity to interest-rate and credit rating changes, call risk, increased volatility for lower rated securities, and pre-payment risk. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments.

For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s prospectus.

Before investing, carefully consider the Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com.
Read the prospectus and summary prospectus carefully before investing.

Fred Alger & Company, LLC, Distributor.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

•	Free cash flow is the cash a company generates after taking into consider- ation cash outflows that support its operations and maintain its capital assets.

•	The Bloomberg U.S. Corporate Bond Index is an unmanaged market-val- ue-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more.

•	The Bloomberg U.S. Government/Credit Bond Index is an index that mea-sures performance and government and corporate bonds.

•
The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services rep- resentative of aggregate U.S. consumer spending.

•
The MSCI ACWI Index is a free float-adjusted market capitalization weight- ed index that is designed to measure the equity market performance of de- veloped and emerging markets. The MSCI ACWI captures large and mid cap representation across Developed Markets (DM) and Emerging Markets (EM) countries. The MSCI ACWI Index performance does not reflect deductions for fees or expenses.

•
The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across developed markets, including countries in Eu- rope, Australasia and the Far East, excluding the U.S. and Canada.

•	The MSCI Emerging Markets Index is a free float-adjusted market capital- ization index that is designed to measure equity market performance in the global emerging markets.

•	The S&P 500 Index tracks the performance of 500 large companies listed on stock exchanges in the U.S.

ALGER BALANCED PORTFOLIO
Fund Highlights Through December 31, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I-2 SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Balanced Portfolio Class I-2 shares, the S&P 500 Index (an unmanaged index of common stocks), and the Bloomberg U.S. Gov’t/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended December 31, 2022. Figures for each of the Alger Balanced Portfolio Class I-2 shares, the Bloomberg U.S. Gov’t/Credit Bond Index and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Balanced Portfolio Class I-2 shares also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER BALANCED PORTFOLIO
Fund Highlights Through December 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 12/31/22
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Class I-2	(11.31)%	6.11%	7.99%
S&P 500 Index	(18.11)%	9.42%	12.56%
Bloomberg U.S. Gov’t/Credit Bond Index	(13.58)%	0.21%	1.16%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent quarter end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operat- ing expenses only. Total return does not include deductions at the Portfolio or contract level for the cost of the insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

PORTFOLIO SUMMARY†
December 31, 2022 (Unaudited)
SECTORS/SECURITY TYPES	Alger Balanced Portfolio
Communication Services	5.5%
Consumer Discretionary	4.7
Consumer Staples	5.4
Energy	4.4
Financials	7.8
Healthcare	11.2
Industrials	5.1
Information Technology	17.4
Materials	1.6
Real Estate	2.4
Utilities	1.0
Total Equity Securities	66.5
Corporate Bonds	30.7
Total Debt Securities	30.7
Short-Term Investments and Net Other Assets	2.8
100.0%

† Based on net assets of the Portfolio.

THE ALGER PORTFOLIOS	ALGER BALANCED PORTFOLIO
Schedule of Investments December 31, 2022

COMMON STOCKS—63.3%	SHARES	VALUE
AEROSPACE & DEFENSE—1.4%
General Dynamics Corp.	1,093	$271,184
Raytheon Technologies Corp.	2,506	252,906
TransDigm Group, Inc.	286	180,080
		704,170
ASSET MANAGEMENT & CUSTODY BANKS—1.9%
BlackRock, Inc., Cl. A	831	588,872
Blackstone, Inc.	4,076	302,398
The Carlyle Group, Inc.	4,029	120,225
		1,011,495
BIOTECHNOLOGY—2.4%
AbbVie, Inc.	5,506	889,825
Amgen, Inc.	731	191,990
Gilead Sciences, Inc.	2,169	186,208
		1,268,023
BUILDING PRODUCTS—0.4%
Johnson Controls International PLC	3,617	231,488
CABLE & SATELLITE—0.7%
Comcast Corp., Cl. A	10,272	359,212
COMMODITY CHEMICALS—0.2%
Dow, Inc.	2,203	111,009
COMMUNICATIONS EQUIPMENT—0.7%
Cisco Systems, Inc.	8,108	386,265
CONSUMER ELECTRONICS—0.3%
Garmin Ltd.	1,685	155,509
COPPER—0.4%
Southern Copper Corp.	3,046	183,948
DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Visa, Inc., Cl. A	2,698	560,536
DIVERSIFIED BANKS—2.9%
Bank of America Corp.	14,212	470,701
JPMorgan Chase & Co.	7,560	1,013,796
		1,484,497
ELECTRIC UTILITIES—0.6%
NextEra Energy, Inc.	3,710	310,156
ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
Eaton Corp. PLC	3,127	490,783
FINANCIAL EXCHANGES & DATA—0.6%
CME Group, Inc., Cl. A	1,948	327,576
FOOD DISTRIBUTORS—0.4%
Sysco Corp.	2,852	218,035
GOLD—0.2%
Newmont Corp.	1,763	83,214
HEALTHCARE DISTRIBUTORS—0.2%
Cardinal Health, Inc.	1,132	87,017

THE ALGER PORTFOLIOS	ALGER BALANCED PORTFOLIO
Schedule of Investments December 31, 2022 (Continued)

COMMON STOCKS—63.3% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—0.4%
Medtronic PLC	2,865	$222,668
HEALTHCARE SERVICES—0.9%
CVS Health Corp.	5,268	490,925
HOME IMPROVEMENT RETAIL—1.9%
The Home Depot, Inc.	3,055	964,952
HOUSEHOLD PRODUCTS—1.2%
The Procter & Gamble Co.	4,146	628,368
HYPERMARKETS & SUPER CENTERS—0.6%
Walmart, Inc.	2,244	318,177
INDUSTRIAL CONGLOMERATES—1.5%
Honeywell International, Inc.	3,636	779,195
INDUSTRIAL GASES—0.9%
Air Products & Chemicals, Inc.	1,507	464,548
INDUSTRIAL MACHINERY—0.4%
Parker-Hannifin Corp.	640	186,240
INTEGRATED OIL & GAS—3.2%
Chevron Corp.	4,288	769,653
Exxon Mobil Corp.	5,233	577,200
TotalEnergies SE#	4,927	305,868
		1,652,721
INTEGRATED TELECOMMUNICATION SERVICES—1.1%
AT&T, Inc.	8,043	148,072
Verizon Communications, Inc.	10,096	397,782
		545,854
INTERACTIVE MEDIA & SERVICES—3.7%
Alphabet, Inc., Cl. A*	10,053	886,976
Alphabet, Inc., Cl. C*	9,660	857,132
Meta Platforms, Inc., Cl. A*	1,657	199,403
		1,943,511
INTERNET & DIRECT MARKETING RETAIL—1.1%
Amazon.com, Inc.*	6,703	563,052
INVESTMENT BANKING & BROKERAGE—1.6%
Morgan Stanley	9,912	842,718
LEISURE FACILITIES—0.4%
Vail Resorts, Inc.	783	186,628
MANAGED HEALTHCARE—2.2%
UnitedHealth Group, Inc.	2,204	1,168,517
MULTI-LINE INSURANCE—0.4%
The Hartford Financial Services Group, Inc.	2,582	195,793
MULTI-UTILITIES—0.4%
Sempra Energy	1,436	221,919
OIL & GAS EXPLORATION & PRODUCTION—0.4%
Pioneer Natural Resources Co.	887	202,582
OIL & GAS STORAGE & TRANSPORTATION—0.3%
ONEOK, Inc.	2,628	172,660

THE ALGER PORTFOLIOS	ALGER BALANCED PORTFOLIO
Schedule of Investments December 31, 2022 (Continued)

COMMON STOCKS—63.3% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—5.0%
AstraZeneca PLC#	5,015	$340,017
Bristol-Myers Squibb Co.	2,952	212,396
Eli Lilly & Co.	1,039	380,108
GSK PLC#	3,326	116,876
Johnson & Johnson	3,894	687,875
Merck & Co., Inc.	2,724	302,228
Novartis AG#	2,108	191,238
Pfizer, Inc.	6,956	356,425
		2,587,163
RAILROADS—0.5%
Union Pacific Corp.	1,184	245,171
RESTAURANTS—1.1%
McDonald’s Corp.	1,186	312,546
Starbucks Corp.	2,764	274,189
		586,735
SEMICONDUCTOR EQUIPMENT—1.9%
KLA Corp.	2,600	980,278
SEMICONDUCTORS—3.2%
Broadcom, Inc.	1,602	895,726
QUALCOMM, Inc.	4,759	523,205
Taiwan Semiconductor Manufacturing Co., Ltd.#	2,951	219,820
		1,638,751
SOFT DRINKS—2.3%
PepsiCo, Inc.	3,594	649,292
The Coca-Cola Co.	8,340	530,507
		1,179,799
SYSTEMS SOFTWARE—5.6%
Microsoft Corp.	11,370	2,726,753
Oracle Corp.	2,382	194,705
		2,921,458
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.9%
Apple, Inc.	19,515	2,535,584
TOBACCO—0.9%
Altria Group, Inc.	5,538	253,142
Philip Morris International, Inc.	2,015	203,938
		457,080
TOTAL COMMON STOCKS
(Cost $16,644,765)		32,855,980
MASTER LIMITED PARTNERSHIP—0.5%	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Cheniere Energy Partners LP	4,434	252,162
(Cost $147,024)		252,162
REAL ESTATE INVESTMENT TRUST—2.7%	SHARES	VALUE
HEALTHCARE—0.4%
Welltower, Inc.	2,974	244,909

THE ALGER PORTFOLIOS	ALGER BALANCED PORTFOLIO
Schedule of Investments December 31, 2022 (Continued)

REAL ESTATE INVESTMENT TRUST—2.7% (CONT.)	SHARES	VALUE

INDUSTRIAL—0.3%
Prologis, Inc.	1,262	$142,265
MORTGAGE—0.3%
Blackstone Mortgage Trust, Inc., Cl. A	8,983	190,170
RETAIL—0.5%
Simon Property Group, Inc.	2,371	278,545
SPECIALIZED—1.2%
Crown Castle International Corp.	3,235	438,795
Lamar Advertising Co., Cl. A	2,052	193,709
		632,504
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $1,292,653)		1,438,430
CORPORATE BONDS—30.7%	PRINCIPAL AMOUNT	VALUE
AGRICULTURAL & FARM MACHINERY—1.8%
John Deere Capital Corp., 2.125%, 3/7/25	1,000,000	947,713
APPLICATION SOFTWARE—1.8%
Salesforce, Inc., 0.625%, 7/15/24	1,000,000	938,993
AUTOMOBILE MANUFACTURERS—0.8%
General Motors Financial Co., Inc., 1.5%, 6/10/26	500,000	435,361
BIOTECHNOLOGY—1.9%
AbbVie, Inc., 3.6%, 5/14/25	1,000,000	970,825
CONSUMER FINANCE—1.0%
American Express Co., 5.85%, 11/5/27	500,000	520,890
DATA PROCESSING & OUTSOURCED SERVICES—1.0%
PayPal Holdings, Inc., 1.35%, 6/1/23	500,000	492,858
DIVERSIFIED BANKS—2.8%
Bank of America Corp., 4.963%, 5/28/24+
(3-Month BSBY + 0.43%)	500,000	495,420
Wells Fargo & Co., 3.3%, 9/9/24	1,000,000	970,974
		1,466,394
ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
Rockwell Automation, Inc., 0.35%, 8/15/23	500,000	486,747
HEALTHCARE SERVICES—0.9%
GSK Consumer Healthcare Capital UK PLC, 3.125%, 3/24/25(a)	500,000	476,259
HOME IMPROVEMENT RETAIL—0.9%
The Home Depot, Inc., 2.7%, 4/15/25	500,000	479,779
HYPERMARKETS & SUPER CENTERS—1.0%
Walmart, Inc., 3.9%, 9/9/25	500,000	492,926
INTERNET & DIRECT MARKETING RETAIL—1.0%
Amazon.com, Inc., 4.55%, 12/1/27	500,000	500,204
LIFE SCIENCES TOOLS & SERVICES—0.9%
Thermo Fisher Scientific, Inc., 0.797%, 10/18/23	500,000	484,032
MANAGED HEALTHCARE—1.9%
UnitedHealth Group, Inc., 3.7%, 5/15/27	1,000,000	969,972

THE ALGER PORTFOLIOS	ALGER BALANCED PORTFOLIO
Schedule of Investments December 31, 2022 (Continued)

CORPORATE BONDS—30.7% (CONT.)	PRINCIPAL AMOUNT	VALUE
PACKAGED FOODS & MEATS—1.0%
Nestle Holdings, Inc., 0.606%, 9/14/24	550,000	513,340
RESTAURANTS—1.0%
Starbucks Corp., 4.548%, 2/14/24+
(1-Day SOFR + 0.42%)	500,000	497,230
SEMICONDUCTOR EQUIPMENT—1.0%
KLA Corp., 4.65%, 11/1/24	500,000	499,086
SEMICONDUCTORS—1.9%
NVIDIA Corp., 0.309%, 6/15/23	1,000,000	980,263
SPECIALIZED—2.2%
Crown Castle International Corp., 3.2%, 9/1/24	1,200,000	1,160,038
SPECIALTY CHEMICALS—1.0%
Ecolab, Inc., 5.25%, 1/15/28	500,000	511,172
SYSTEMS SOFTWARE—1.9%
Oracle Corp., 5.8%, 11/10/25	500,000	511,976
VMware, Inc., 0.6%, 8/15/23	500,000	487,043
		999,019
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.1%
Apple, Inc., 1.125%, 5/11/25	1,200,000	1,106,719
TOTAL CORPORATE BONDS
(Cost $16,540,293)		15,929,820
Total Investments
(Cost $34,624,735)	97.2%	$50,476,392
Unaffiliated Securities (Cost $34,624,735)		50,476,392
Other Assets in Excess of Liabilities	2.8%	1,440,927
NET ASSETS	100.0%	$51,917,319

#	American Depositary Receipts.
*	Non-income producing security.
(a)
Pursuant to Securities and Exchange Commission Rule 144A, this security may be sold prior to its maturity only to qualified institutional buyers. This security represents 0.9% of the net assets of the Portfolio.

+	Variable rate securities based on reference index and spread. The rate reported is the rate in effect as of December 31, 2022.
Abbreviations: BSBY - Bloomberg Short-Term Bank Yield Index SOFR - Secured Overnight Financing Rate

See Notes to Financial Statements.

ALGER BALANCED PORTFOLIO
Statement of Assets and Liabilities December 31, 2022

	Alger Balanced Portfolio
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$50,476,392
Cash and cash equivalents	1,545,496
Receivable for shares of beneficial interest sold	10,282
Dividends and interest receivable	134,723
Prepaid expenses	23,286
Total Assets	52,190,179

LIABILITIES:
Payable for shares of beneficial interest redeemed	199,666
Accrued investment advisory fees	31,760
Accrued shareholder administrative fees	447
Accrued administrative fees	1,230
Accrued fund accounting fees	15,863
Accrued printing fees	13,872
Accrued professional fees	6,749
Accrued custodian fees	1,120
Accrued transfer agent fees	578
Accrued other expenses	1,575
Total Liabilities	272,860
NET ASSETS	$51,917,319

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	35,883,917
Distributable earnings	16,033,402
NET ASSETS	$51,917,319
* Identified cost	$34,624,735	(a)
See Notes to Financial Statements.
(a) At December 31, 2022, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $34,442,990, amounted to $16,033,402, which consisted of aggregate gross unrealized appreciation of $17,135,603 and aggregate gross unrealized depreciation of $1,102,201.

ALGER BALANCED PORTFOLIO
Statement of Assets and Liabilities December 31, 2022 (Continued)

Alger Balanced Portfolio
NET ASSETS BY CLASS:
Class I-2	$51,917,319
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	3,165,330
NET ASSET VALUE PER SHARE:
Class I-2	$16.40
See Notes to Financial Statements.

ALGER BALANCED PORTFOLIO
Statement of Operations for the year ended December 31, 2022

Alger Balanced Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$882,456
Interest	324,156
Total Income	1,206,612

EXPENSES:
Investment advisory fees — Note 3(a)	393,108
Shareholder administrative fees — Note 3(f)	5,537
Administration fees — Note 3(b)	15,226
Fund accounting fees	62,490
Audit fees	37,890
Registration fees	27,735
Printing fees	7,116
Legal fees	5,225
Custodian fees	5,109
Transfer agent fees — Note 3(f)	4,985
Trustee fees — Note 3(g)	2,418
Other expenses	8,559
Total Expenses	575,398
NET INVESTMENT INCOME	631,214

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on unaffiliated investments	1,225,079
Net change in unrealized (depreciation) on unaffiliated investments	(8,860,578)
Net realized and unrealized (loss) on investments	(7,635,499)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,004,285)
* Foreign withholding taxes	$4,543
See Notes to Financial Statements.

ALGER BALANCED PORTFOLIO
Statements of Changes in Net Assets

	Alger Balanced Portfolio
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Net investment income	$631,214	$501,126
Net realized gain on investments	1,225,079	2,693,011
Net change in unrealized appreciation (depreciation) on investments	(8,860,578)	6,791,869
Net increase (decrease) in net assets resulting from operations	(7,004,285)	9,986,006

Dividends and distributions to shareholders:
Class I-2	(2,940,829)	(2,215,274)
Total dividends and distributions to shareholders	(2,940,829)	(2,215,274)

Increase (decrease) from shares of beneficial interest transactions — Note 6:
Class I-2	(458,480)	2,244,761
Total increase (decrease)	(10,403,594)	10,015,493

Net Assets:
Beginning of period	62,320,913	52,305,420
END OF PERIOD	$51,917,319	$62,320,913
See Notes to Financial Statements.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period

Alger Balanced Portfolio	Class I-2
	Year ended 12/31/2022	Year ended 12/31/2021	Year ended 12/31/2020	Year ended 12/31/2019	Year ended 12/31/2018
Net asset value, beginning of period	$19.59	$17.05	$15.71	$13.67	$17.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.20	0.16	0.21	0.25	0.28
Net realized and unrealized gain (loss) on investments	(2.41)	3.09	1.39	2.41	(0.84)
Total from investment operations	(2.21)	3.25	1.60	2.66	(0.56)
Dividends from net investment income	(0.21)	(0.16)	(0.20)	(0.23)	(0.72)
Distributions from net realized gains	(0.77)	(0.55)	(0.06)	(0.39)	(2.25)
Net asset value, end of period	$16.40	$19.59	$17.05	$15.71	$13.67
Total return(ii)	(11.31)%	19.12%	10.23%	19.50%	(3.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$51,917	$62,321	$52,305	$49,475	$42,037
Ratio of net expenses to average net assets	1.04%	1.09%	1.07%	1.10%	1.14%
Ratio of net investment income to average net assets	1.14%	0.88%	1.34%	1.67%	1.61%
Portfolio turnover rate	9.47%	11.10%	15.41%	5.71%	5.04%
See Notes to Financial Statements.
(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

Alger Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap  Growth Portfolio, Alger Growth & Income Portfolio, Alger Mid Cap Growth Portfolio, Alger Weatherbie Specialized Growth Portfolio, Alger Small Cap Growth Portfolio and Alger Balanced Portfolio (collectively, the “Portfolios”). These financial statements include only the Alger Balanced Portfolio  (the “Portfolio”). The Portfolio’s investment objective is current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed-income securities. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

NOTE 2 — Significant Accounting Policies:

(a)  Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees (the “Board”). Investments held by the Portfolio are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of  the close of  the NYSE (normally 4:00
p.m. Eastern Time).

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Portfolio’s investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Portfolio to assist in performing the duties and responsibilities of the Valuation Designee.

The Valuation Designee has established valuation processes including but not limited to: (i) making fair value determinations when market quotations for financial instruments are not readily available in accordance with valuation policies and procedures adopted by the Board;
(ii) assessing and managing material risks associated with fair valuation determinations;
(iii) selecting, applying and testing fair valuation methodologies; and (iv) overseeing and evaluating pricing services used by the Portfolio. The Valuation Designee reports its fair valuation determinations and related valuation information to the Board. The Committee generally meets quarterly and on a as-needed basis to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

Investments in money market funds and short-term securities held by the Portfolio having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Alger Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of  the last available bid prices or current market quotations provided by dealers  or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, through its Committee, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC  820”) defines fair value as the price that the Portfolio would receive upon selling  an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Alger Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assump-tions in determining the fair value of investments)

The Portfolio’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets     to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Portfolio may significantly differ from the valuations that would have been assigned by the Portfolio had there been an active market for such securities.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a  trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of  changes in foreign currency exchange rates on investments in securities   are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

Alger Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

(e) Lending of Fund Securities: The Portfolio may lend its securities to financial institutions (other than to the Investment Manager or its affiliates), provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets including borrowings, as defined in its prospectus. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Portfolio’s custodian (“BBH” or the “Custodian”), in an amount equal to at least 102% of the current market value of U.S. loaned securities or 105% for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of December 31, 2022.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date. Dividends from net investment income, if available, are declared and paid annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which they were earned.

The characterization of  distributions  to  shareholders  for  financial  reporting  purposes is  determined  in  accordance  with  federal  income  tax  rules.  Therefore,  the  source   of  the Portfolio’s distributions may be shown in the accompanying financial statements  as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.

FASB Accounting Standards Codification 740  –  Income  Taxes  (“ASC  740”)  requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2019-2022. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Alger Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

(h) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets.

(i)  Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by the Portfolio, pursuant to the  provisions of the Fund’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended December 31, 2022, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Actual Rate
Alger Balanced Portfolio(a)	0.71%	0.55%	0.71%

(a) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(b) Administration Fees: Fees incurred by  the  Portfolio,  pursuant  to  the  provisions  of the Fund’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.

(c) Brokerage Commissions: During the year ended December 31, 2022, the Portfolio paid Fred Alger & Company, LLC, the Fund’s distributor and affiliate of Alger Management (the “Distributor” or “Alger LLC”), $170 in connection with securities transactions.

(d) Interfund Loans: The Portfolio, along with other funds in the Alger Fund Complex (as defined below), may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If the Portfolio has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, the Portfolio will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of December 31, 2022.

Alger Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

(e) Other Transactions with Affiliates: Certain officers and one Trustee of the Fund are directors and/or officers of Alger Management, the Distributor, or their affiliates. No shares of the Portfolio were held by Alger Management and its affiliated entities as of December 31, 2022.

(f) Shareholder Administrative Fees: The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for providing administrative oversight of the Fund’s transfer agent and for other related services. The Portfolio compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.

(g)  Trustee Fees:  Each trustee who is not an “interested person” of  the Fund, as defined   in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Funds, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

The Board has adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of  one or more of the funds in the Alger Fund Complex.

(h) Interfund Trades: The Portfolio may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie Capital, LLC, an affiliate of Alger Management. There were no interfund trades during the year ended December 31, 2022.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the year ended December 31, 2022, were as follows:

	PURCHASES	SALES
Alger Balanced Portfolio	$8,258,274	$4,983,869

NOTE 5 — Borrowings:

The Portfolio may borrow from the Custodian on an uncommitted basis. The Portfolio pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short- term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Portfolio may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(d). For the year ended December 31, 2022, the Portfolio had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

Alger Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Balanced Portfolio	$49	5.91%

The highest amount borrowed by the Portfolio from the Custodian and other funds in the Alger Fund Complex during the year ended December 31, 2022 was as follows:

HIGHEST BORROWING
Alger Balanced Portfolio	$5,929

NOTE 6 — Share Capital:

The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value. During the year ended December 31, 2022, and the year ended December 31, 2021, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2022		FOR THE YEAR ENDED DECEMBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Balanced Portfolio
Class I-2:
Shares sold	288,791	$5,146,133	674,212	$12,942,492
Dividends reinvested	177,801	2,940,829	113,896	2,215,274
Shares redeemed	(482,357)	(8,545,442)	(675,025)	(12,913,005)
Net increase (decrease)	(15,765)	$(458,480)	113,083	$2,244,761

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended December 31, 2022 and the year ended December 31, 2021 was as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2022	FOR THE YEAR ENDED DECEMBER 31, 2021
Alger Balanced Portfolio
Distributions paid from:
Ordinary Income	$628,083	$667,651
Long-term capital gain	2,312,746	1,547,623
Total distributions paid	$2,940,829	$2,215,274

Alger Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2022, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Balanced Portfolio
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Net unrealized appreciation	16,033,402
Total accumulated earnings	$16,033,402

During the year ended December 31, 2022, the Portfolio had no capital loss carryforwards utilized for federal income tax purposes.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, tax treatment of partnership investments, realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

The Portfolio accrues tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Permanent differences, primarily from a taxable over distribution and prior year adjustments, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2022:

Alger Balanced Portfolio
Distributable earnings	$8,042
Paid in Capital	$(8,042)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of December 31, 2022 in valuing the Portfolio’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Portfolio has determined that presenting them by security type and sector is appropriate.

Alger Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Balanced Portfolio	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$2,848,577	$2,848,577	$—	$—
Consumer Discretionary	2,456,876	2,456,876	—	—
Consumer Staples	2,801,459	2,801,459	—	—
Energy	2,027,963	2,027,963	—	—
Financials	3,862,079	3,862,079	—	—
Healthcare	5,824,313	5,824,313	—	—
Industrials	2,637,047	2,637,047	—	—
Information Technology	9,022,872	9,022,872	—	—
Materials	842,719	842,719	—	—
Utilities	532,075	532,075	—	—
TOTAL COMMON STOCKS	$32,855,980	$32,855,980	$—	$—
MASTER LIMITED PARTNERSHIP
Energy	252,162	252,162	—	—
REAL ESTATE INVESTMENT TRUST
Financials	190,170	190,170	—	—
Real Estate	1,248,260	1,248,260	—	—
TOTAL REAL ESTATE INVESTMENT TRUST	$1,438,430	$1,438,430	$—	$—
CORPORATE BONDS
Consumer Discretionary	1,912,574	—	1,912,574	—
Consumer Staples	1,006,266	—	1,006,266	—
Financials	1,987,284	—	1,987,284	—
Healthcare	2,901,088	—	2,901,088	—
Industrials	1,434,460	—	1,434,460	—
Information Technology	5,016,938	—	5,016,938	—
Materials	511,172	—	511,172	—
Real Estate	1,160,038	—	1,160,038	—
TOTAL CORPORATE BONDS	$15,929,820	$—	$15,929,820	$—
TOTAL INVESTMENTS IN SECURITIES	$50,476,392	$34,546,572	$15,929,820	$—

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of December 31, 2022, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and cash equivalents	$1,545,496	$—	1,545,496	—

Alger Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 9 — Principal Risks:

Investing in the stock market involves risks, including the potential loss of principal. Your investment in Portfolio shares represents an indirect investment in the securities owned  by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious  diseases  and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The risks of investing in fixed-income securities include sensitivity to interest rate and credit rating changes, call risk, increased volatility for lower rated securities, and pre-payment risk. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons. Junk bonds are high risk investments that are considered speculative and may cause income and principal losses. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. At times, the Portfolio may hold a large cash position, which may underperform relative to equity securities.

NOTE 10 — Subsequent Events:

Management of the Portfolio has evaluated events that have occurred subsequent to December 31, 2022, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Alger Balanced Portfolio and the Board of Trustees of The Alger Portfolios:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Alger Balanced Portfolio, one of the portfolios constituting The Alger Portfolios (the "Fund") as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of  material misstatement  of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

New York, New York

February 24, 2023

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

THE ALGER PORTFOLIOS | Alger Balanced Portfolio
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2022 and ending December 31, 2022 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together  with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Portfolio’s shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS Alger Balanced Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Six Months Ended December 31, 2022(a)	Expense Ratio For the Six Months Ended December 31, 2022(b)
Alger Balanced Portfolio
Class I-2	Actual	$1,000.00	$1,017.80	$5.29	1.04%
	Hypothetical(c)	1,000.00	1,019.96	5.30	1.04

(a)	Expenses are equal to the annualized expense ratio of the share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Trustees and Officers of the Fund

Information about the Trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional Funds, Alger Global Focus Fund, The Alger Funds II and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.

Additional information regarding the Trustees and officers of  the  Fund is available in   the Fund’s Statement of Additional Information.

THE ALGER PORTFOLIOS Alger Balanced Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth) and Address(1)	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2007	Non-Profit Fundraising Consultant since 2015, Schultz & Williams, Non-profit Fundraising Consultant since 2014, Hilary Alger Consulting, Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member since 2017, Germantown Friends School.	29	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2007	Managing Partner for North Castle Partners (private equity securities group).	29	None
Roger P. Cheever (1945)	Trustee since 2007	Retired; Associate Vice President for Development Strategy from 2020 to 2021 and Associate Vice President Principal Gifts from 2008 to 2020, Harvard University.	29	Board of Directors, Alger SICAV Fund
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	29	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1988	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non- profit policy research) since 1988.	29	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Fund by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.
(3) “Alger Fund Complex” refers to the Fund and the five other registered investment companies managed by Alger Management and the series therof. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

THE ALGER PORTFOLIOS Alger Balanced Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Fund and Address(1)	Principal Occupations	Officer Since
Officers(2):
Hal Liebes (1964) President, Principal Executive Officer
Executive Vice President, Chief Operating Officer (“COO”), Secretary and Managing Member, Alger Management; Managing Member, Alger LLC; COO and Secretary, Alger  Associates, Inc.; COO, Secretary and Manager, Alger Alternative Holdings, LLC and Alger Alternative Holdings II, LLC; Director, Alger SICAV, Alger International Holdings; Vice President, COO, Managing Member and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC, Alger Weatherbie Holdings, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I LLC, Alger Partners Investors II LLC, and Alger Partners Investors KEIGF; Secretary, Alger Boulder I LLC; Director and Secretary, The
Foundation for Alger Families.
		2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Senior Vice President, General Counsel, Chief Compliance Officer (“CCO”) and Assistant Secretary, Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO and Authorized Signer, Alger Management, Ltd.; Vice President and Assistant Secretary, Alger Group Holdings, LLC; Assistant Secretary, Weatherbie Capital, LLC, Alger Alternative Holdings, LLC, Alger Alternative Holdings II, LLC and Alger- Weatherbie Holdings, LLC.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President of Alger Management.	2005
Anthony S. Caputo (1955) Assistant Treasurer	Vice President of Alger Management.	2007
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Vice President and Associate Counsel of Alger Management. Formerly, Associate at Willkie Farr & Gallagher, LLP, from 2016 to 2020.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President of Alger Management.	2021

(1) The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2) Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

The Statement of Additional Information contains additional information about the Fund’s Trustees and officers and is available without charge upon request by calling (800) 992-3863.

THE ALGER PORTFOLIOS Alger Balanced Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

At a meeting held on September 13, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of The Alger Portfolios (the “Trust”), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), reviewed and approved the continuation of  the investment advisory agreement between Fred Alger Management, LLC (“Fred Alger Management” or the “Manager”) and the Trust, on behalf of the Fund (the “Management Agreement”), for an additional one-year period.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information the Manager provided in response to a request for information Independent Trustee counsel submitted to the Manager on behalf of the Independent Trustees in connection with the Board’s annual contract consideration, as well as information provided in response to a supplemental request from Independent Trustee counsel on behalf of the Independent Trustees. The materials for the Meeting included a presentation and analysis of the Fund and the Manager by FUSE Research Network LLC (“FUSE”), an independent consulting firm. The Board also received a presentation from FUSE representatives at the Meeting and, among other things, received a description of the methodology FUSE used to select the mutual funds included in the Fund’s Peer Universe and Peer Group (as described below).

The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing the legal standards and their duties in considering the continuation of the Management Agreement. In addition, prior to the Meeting, the chair of the Board, on behalf of the other Independent Trustees, conferred with Independent Trustee counsel about the contract renewal process.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the short- and long-term investment performance of the Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

In the discussions that follow, reference is made to the “median” in the Peer Group and Peer Universe categories. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group (as described below). FUSE information is calculated on a share class basis.

THE ALGER PORTFOLIOS Alger Balanced Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

In particular, in approving the continuance of the Management Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Fund. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Fund; the structure of investment professional compensation; oversight of third-party service providers; short- and long- term investment performance, fee information and related financial information for the Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager; and the range of advisory fees charged by the Manager to other funds and accounts, including the Manager’s explanation of differences among accounts where relevant. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Manager concerning the management of the Fund’s affairs, including certain portfolio manager presentations, and the Manager’s role in coordinating and overseeing providers of other services to the Fund.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management, as well as Fred Alger Management’s consistency in applying its “growth” style investment philosophy and process. The Board noted the length of time the Manager had provided services as an investment adviser to the Fund and also noted FUSE’s analysis that the long-term performance record of certain series in the Alger Family of Funds supports Fred Alger Management’s overall investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the strong financial position of the Manager and its commitment to the fund business.

Following consideration of such information, the Trustees determined that they remain satisfied with the nature, extent and quality of services provided by the Manager to the Fund under the Management Agreement.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods. The Board considered the performance returns for the Fund in comparison to  the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (“Peer Universe”), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”), each as selected by FUSE, as well as the Fund’s benchmark index. The Board noted that long-term performance could be impacted by one period of significant outperformance or underperformance.

THE ALGER PORTFOLIOS Alger Balanced Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also reviewed and considered Fund performance reports provided by management and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. The Board further noted that representatives of the Manager review with the Trustees the recent and longer-term performance of the Fund, including contributors to and detractors from Fund performance at every quarterly meeting of the Board throughout the year. In considering the Fund’s performance generally, the Board observed the Manager’s consistency in implementing its growth style investment process and philosophy for the Fund and considered how growth-oriented stocks recently have been negatively impacted by various market events, which resulted in the underperformance of funds that invest in such stocks, particularly “growthier offerings” such as the equity sleeve of the Fund, for the year-to-date period ended June 30, 2022. In this regard, the Board considered FUSE’s commentary regarding the Fund’s growth investment style as compared to a universe of peers comprised of actively managed funds within the Fund’s Morningstar category and as compared to the Fund’s benchmark index, as measured by Morningstar’s Raw Value-Growth score.

The Trustees concluded that the Fund’s performance was acceptable. In evaluating Fund performance, the Board considered that a Peer Universe that is concentrated around the median can result in smaller differences in performance having a larger impact on rankings as compared to less concentrated peer universes.

The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10- year periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was in the first quartile of its Peer Universe, and for the five- and 10-year periods was in the second quartile of its Peer Universe. The Board further noted that the Fund had outperformed its benchmark index for the one- and three-year periods and underperformed for the five- and 10-year periods. The Board concluded that the Fund’s performance was acceptable.

Comparative Fees and Expenses

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to Fred Alger Management in light of the nature, extent and quality of the services provided by the Manager pursuant to the Management Agreement. The Board also reviewed and considered any fee waiver and/or expense reimbursement arrangements for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) payable by the Fund (the “Actual Management Fee”). Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses, including administrative fees payable to Fred Alger Management, with those of the funds in the Peer Group provided by FUSE. For purposes of the comparisons below, the FUSE Contractual Management Fee includes fees paid to affiliates for administrative services under a separate agreement.

The Board discussed the factors that could contribute to the Fund’s Contractual Management Fee, Actual Management Fee or total expenses being above or below the median of the Fund’s Peer Group and concluded that the Contractual Management Fee charged to the Fund is reasonable in relation to the services rendered by Fred Alger Management and is the product of arm’s length negotiations.

THE ALGER PORTFOLIOS Alger Balanced Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board noted that the Contractual Management Fee and total expenses for the Fund were above the median and in the third and fourth (most expensive) quartiles of its Peer Group, respectively.

In connection with its consideration of the Fund’s fees payable under the Management Agreement, the Board also received information on the range of fees charged by the Manager for funds and accounts of a similar investment strategy to the Fund, to the extent applicable. The Board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund and those accounts.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management in connection with the operation of the Fund. In this respect, the Board considered overall profitability, including in comparison to certain investment advisory peers, as well as the profits of Fred Alger Management in providing investment management and other services to the Fund during the year ended June 30, 2022. The Board also reviewed the profitability methodology and any changes thereto, noting that management maintains a consistent methodology year to year. The Board considered FUSE’s commentary that the profitability methodology is consistent with the methodology other public asset managers use.

The Board noted that costs incurred in establishing and maintaining the infrastructure necessary for the mutual fund operations conducted by Fred Alger Management may not be fully reflected in the expenses allocated to the Fund in determining Fred Alger Management’s profitability. The Board also noted that the scope of services provided by the Manager, and the related costs of providing those services, had expanded over time as a result of regulatory and other developments.

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of profits realized by Fred Alger Management from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of Fund shareholders. The Board noted the existence of a management fee breakpoint for the Fund, which operates to share economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses.

THE ALGER PORTFOLIOS Alger Balanced Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Trustees concluded that for the Fund, to the extent economies of scale may be realized by Fred Alger Management, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoint in place for the Fund.

Conclusion

The Board’s consideration of the Contractual Management Fee for the Fund also had the benefit of a number of years of reviews of the Management Agreement, during which lengthy discussions took place between the Board and representatives of the Manager. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the Fund’s arrangements in prior years.

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the continuation of the Management Agreement for an additional one-year period.

THE ALGER PORTFOLIOS	Alger Balanced Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 06/22/21

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER PORTFOLIOS	Alger Balanced Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?
Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?
We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER PORTFOLIOS	Alger Balanced Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Portfolio uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Portfolio’s website at http://www.alger. com or on the SEC’s website at http://www.sec.gov.
Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio files its complete schedule of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger. com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is directly received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Portfolio’s policies and procedures regarding such disclosure. These agreements must be approved by the Portfolio’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

THE ALGER PORTFOLIOS	Alger Balanced Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Portfolio routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Portfolio versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.
Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage the Portfolio’s liquidity risk.

The Board met on December 6, 2022 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with ICE Data Services (“ICE”), a third party vendor that assists the Portfolio with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee (the “Committee”). At the Meeting, the Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2021 through November 30, 2022 (the “Review Period”).

The Report stated that the Committee assessed the Portfolio’s liquidity risk by considering qualitative factors such as the Portfolio’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Portfolio’s liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size (“RATS”) and market price impact. The Report described the process for determining that the Portfolio primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on the Portfolio, concluded that the Portfolio remained primarily highly liquid. The Report stated that during the Reporting Period, the Committee approved updated liquidity parameters for the Portfolio based on discussions with ICE, certain other third parties, and internal groups at Alger Management relating to RATS and average daily trading volumes in normal and stressed conditions for the various market capitalizations of holdings in the Portfolio.

There were no material changes to the LRMP during the Review Period, except that certain changes were made to the LRMP to add liquidity considerations for certain exchange-traded funds managed by Alger Management. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, during the Review Period the Fund’s LRMP is operating effectively and adequate with respect to the Portfolio and has been effectively implemented during the Review Period.

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THE ALGER PORTFOLIOS

100 Pearl Street, 27th Floor
New York, NY 10004
(800) 992-3863
www.alger.com
Investment Manager

Fred Alger Management, LLC
100 Pearl Street, 27th Floor
New York, NY 10004
Distributor

Fred Alger & Company, LLC
100 Pearl Street, 27th Floor
New York, NY 10004
Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110
Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112
This report is submitted for the general information of the shareholders of Alger Balanced Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Portfolio, which contains information concerning the Portfolio’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

BalancedAR

ITEM 2.	CODE OF ETHICS.

(a)
The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Charles F. Baird, Jr. is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. Baird is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.
ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
December 31, 2022	$30,500
December 31, 2021	$29,100

b) Audit-Related Fees: NONE
c) Tax Fees for tax advice, tax compliance and tax planning:
December 31, 2022	$5,385
December 31, 2021	$5,150

d) All Other Fees:
December 31, 2022	$2,095
December 31, 2021	$2,268

Other fees include a review and consent for Registrant’s registration statement filing and a review of the semi-annual financial statements.
e) 1) Audit Committee Pre-Approval Policies And Procedures:
Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable
g) Non-Audit Fees:

December 31, 2022	$300,142	€99,042
December 31, 2021	$228,972	€91,934

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.
i) Not Applicable
j) Not Applicable
ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

(a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.
(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

              Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH
(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT
(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios
Alger Balanced Portfolio

By:	/s/ Hal Liebes

Hal Liebes
Principal Executive Officer

Date: February 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes

Hal Liebes
Principal Executive Officer

Date: February 22, 2023

By:	/s/ Michael D. Martins

Michael D. Martins
Principal Financial Officer

Date: February 22, 2023